Exhibit 99.1

A Banking - as - a - Service pioneer, enabling non - banks to build financial services for their customers Investor Presentation May 2021 A Banking - as - a - Service pioneer, enabling non - banks to build financial services for their customers Q1 2021

BM Technologies

Disclaimer

BM Technologies is not a bank, and it does not provide banking services. The BankMobile platform facilitates deposits and banking services between a customer and an FDIC-insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to the BankMobile technology providing services between customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC-insured partner bank.

This presentation is for informational purposes only and should not be relied on for any other purpose. No representations or warranties, express or implied are given in, or with respect to, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy and completeness. This data is subject to change. This Presentation and the contents hereof are confidential.

No Offer or Solicitation

This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as "may," "will," "would," "could," "expect," "intend," "plan," "aim," "estimate," "target," "anticipate," "believe," "continue," "objectives," "outlook," "guidance" or other similar words, and include statements regarding plans, strategies, objectives, targets, estimates, projections, and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors. There can be no assurance that the estimates and assumptions made in preparing the financial projections and forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Company's financial performance and results of operations will be subject to a variety of risks, including but not limited to general economic conditions, consumer adoption, technology and competition, the ability to enter into new partnerships, regulatory risks, risks associated with the higher education industry and financing, and the operations and performance of its partners, including white-label partners. These risks and uncertainties include, but are not limited to, those factors described in the section entitled "Risk Factors" and in the Company's periodic filings with the SEC. The Company's SEC filings are available publicly on the SEC website at www.sec.gov.

All information herein speaks only as of the date hereof unless otherwise specified. Management undertakes no duty to update, add to or otherwise revise or correct any of the information contained herein, whether as a result of new information supplied, future events, inaccuracies that become apparent after the date hereof or otherwise. Forecasts and estimates regarding industry and end markets are based on sources believed to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Use of Projections

This Presentation contains financial forecasts with respect to, among other things, income sources, revenue growth, and equity values. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Non-GAAP Financial Measures

This Presentation includes certain non-GAAP financial measures that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charge. EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP.

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3 | Q1 BMTX at a Glance Focused on Millennials/Underserved middle income Americans Customer - centric & affordable banking Create customers for life with full suite of banking products One of America's Largest Digital Banking Platforms Over 2M accounts Opening nearly 450k accounts annually $67 million in 2020 Revenue 2020 EBITDA Positive ($3.5M) Expert in B2B2C Banking Proprietary Banking - as - Service Technology 725+ University Partners Serve 1 in every 3 students T - Mobile Partnership Google Partnership 4.9 App Store Rating / 65+ NPS Listed on: 4.9 Apple App Store Rating մմմմմ

4 | Q1 Financial Highlights: Record First Quarter #1 • Q1 Core EBITDA (1) : $ 8 .7mm • Core EBITDA Up (1) $9.6M YoY • Compare s favorably with FY 2020 EBTIDA of $3.5M Core EBITDA Up 10X YoY #2 • Q1 Core Revenue of $24.1M (2) • $8.5M improvement over Q1 2020 ($15.6M) Core Revenues Improved 54% YoY • Approximately 100K accounts opened in Q1 #3 New Accounts Opened (1) Note: Core EBITDA is a Non - GAAP Measure, see slide 18 for further detail (2) Note: Core Revenue is a Non - GAAP Measure, see slide 18 for further detail

BM Technologies

Q1 Financial Highlights Deposit and Spend

#1	Average Deposits Up 112% YoY	• New Business[1] Deposits increased $623M
		  • 665% YoY Growth
		• Student Business Average Deposits increased $72M/14% YoY
		• Organic Deposits[2] grew $238M/58% YoY
		  • Indicates strong primary banking behavior

#2	Debit Card Spend Up 31% YoY	• New Business Debit Spend increased $84M
		  • 137% YoY Growth
		• Student Busines Debit Spend Increased $122M
		  • 20%YoY Growth

#3	Disbursement Volume Up 10% YoY	• $4.2 BN in Financial Aid Disbursed in Q1 • Q1 Disbursements Volume up $363M YoY
#4	Over $187M In Q1 Stimulus Funds	• $161M+ in direct stimulus (stimulus direct to individuals) • $26M in CARES act stimulus (stimulus distributed by schools)

(1) Note: Note: New Business includes White Label Partners and Workplace Banking;
(2) Note: Organic deposits defined as Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments.

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6 | Per Account Metrics (1) Q1’ 2020 Q1’ 2021 $30 $42 42% Growth % $1,296 $2,723 110% $963 $1,221 $1,475 $6,037 309% 27% $1,476 $2,015 30% $1,269 $1,644 37% $1,408 $1,820 29% Deposits/Account Spend/Account New Business Deposits/Account Spend/Account Student Business Deposits/Account Spend/Account BMTX BMTX Revenue / Account 1) All metrics are per 90 - Day active accounts

7 | Number of Accounts (TTM) New Business Verticals Performance EOP Serviced Deposit Balances (TTM) ($MM) Card Spend (TTM) ($MM) Q4’20 Q2’20 Q3’20 Q4’20 Q2’20 Q3’20 9% 74% 12% 123% 21% 79% 86% 579% 52% 250% 84% 343% QoQ Growth YoY Growth • Q uarterly card spend has increased 137% over Q1 2020 and the number of accounts opened has increased 61%. • Ending serviced deposit balances are growing exponentially, increasing 734% in the last twelve months. • Overall growth is driven by both increasing number of accounts and average account performance • New Business Account Level Metrics: • Avg Serviced Deposits Balances up 309% YoY per Account • Quarterly Card Spend up 27 % YoY per Account Q4’20 Q2’20 Q3’20 7% 129% 44% 540% 23% 180% Account Level Performance of the New Business Verticals AVG Serviced Deposit Balances per Active Account ($) Card Spend per Quarter p er Active Account ($) QoQ Growth YoY Growth QoQ Growth YoY Growth Q1’21 9% 61% Q1’21 61% 734% 26% 137% Q1’21 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 2020 2021 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar 2020 2021 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 New Business Total BMTX Higher Ed Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 New Business Total BMTX Higher Ed

BM Technologies

Demonstrating Strong Performance Across Key Metrics

Key Performance Indicators – Metrics of Company Success


Card Spend Q1
($M)
31%
$675
$881
Q1 2020
Q1 2021
EoP Serviced Deposits Q1
($M)
155%
$610
$1,557
Q1 2020
Q1 2021
Organic Deposits YTD
($B)
58%
$413
$651
Q1 2020
Q1 2021
University Retention Vs. 3 Year Average
1%
98.5%
99.5%
3-Yr Avg
Q1 TTM
Interchange Rate Q1
+21bps
0.63%
0.84%
2020 Q1
2021 Q1

	Card Spend Q1	EoP Serviced Deposits Q1	Organic Deposits YTD	University Retention Vs. 3 Year Average	Interchange Rate Q1
Comments:	Debit Card spend grew 31% YoY in Q1 2021.	Growth driven by increase in accounts, organic deposits, and boosted by federal stimulus programs	Growth driven by stronger performing accounts and boosted by federal stimulus programs	Q1 TTM retention is above average of trailing 3 years' retention	Rebound from depressed Covid levels
Definition:	The aggregate amount of spend on debit cards in Q1 2021 vs Q1 2020	Aggregate, end of period balance of serviced customer deposits across all business lines	Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments	Calculated as one minus the annual SSE attrition over beginning of the year SSE count	Represents the amount of revenue for each debit card transaction, including interchange maintenance paid by partner bank, net of network costs, as a % of debit spend

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Highly Attractive Business Model

Income Statement – Historical

BM Technologies

Revenue Breakout by Major Categories

Category	Description
Card Revenue *39%*	Interchange and MasterCard incentive income based on card activity and out-of-network ATM fees
Deposit Servicing Fees *33%*	Fee charged to partner bank(s) based on average balances of serviced deposits
Account Fees *17%*	Monthly account fees, wire fees and card replacement fees
University Fees *8%*	Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options
Other Fees *2%*	Various nominal other fees, including fees associated with cash deposits

% of Total 2020 Revenues

Historical Income Statement

	2019 Pro Forma Core[1]	2020 Pro Forma Core[1]	2021 'Q1
Interchange and Card Revenue	28.1	26.3	8.4
Servicing Fees From Customers Bank	16.5	22.3	9.1
Account Fees	10.9	11.3	2.7
University Fees	5.0	5.3	1.3
Other Fees	0.9	1.5	2.7
Pro Forma Core Revenues ($mm)	**$61.3**	**$66.7**	**$24.1**
Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm)	63.6	63.1	15.4
Pro Forma Core EBITDA ($mm)	**($2.2)**	**$3.5**	**$8.7**
Less: Interest Expense ($mm)	0.5	1.4	0.05
Less: Deprec. & Amort. ($mm)	9.3	11.9	2.96
Pro Forma Core Pre-Tax Income ($mm)	**($12.1)**	**($9.8)**	**$5.7**
Less: Tax Expense ($mm)	0.0	0.0	1.8
Pro Forma Core Net Income ($mm)	**($12.1)**	**($9.8)**	**$3.9**
Average Serviced Deposits ($mm)	**$549**	**$750**	**$1,317**
YoY Growth			
Average Serviced Deposits		*37%*	*112%*
Pro Forma Core Revenues		*9%*	*54%*
Pro Forma Core OpEx (Excl. Depreciation & Amortization)		*(1%)*	*(7%)*

1) 2019 financials are shown pro forma for BM Technologies' current deposit servicing and expense agreements with Customers Bank; see page 16 for reconciliations to Pro Forma Core Financials
2) EBITDA is a Non-GAAP financial measure; see page 17 for reconciliations to Non-GAAP financial measures

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BM Technologies

Valuation Overview

- **Enterprise Value multiples are valued at a significant discount when looking at 2021E EBITDA and revenue**



Public Comparable Companies (1)
EV / 2021E Revenue Multiples
1.1x
13.7x
6.5x
5.3x
6.2x
BM Technologies (2)
Digital Financial Platforms
Bank Tech
Payment Tech and Software Sol.
B2B/Card Issuers & Processors



Public Comparable Companies (1)
EV / 2021E EBITDA Multiples
4.6x
27.0x
19.2x
20.1x
17.8x
BM Technologies (2)
Digital Financial Platforms
Bank Tech
Payment Tech and Software Sol.
B2B/Card Issuers & Processors

- **Private market valuations for US and Int'l Neobanks using disclosed valuations and number of accounts [3]**



Valuation / Customers
Average: $543 per Customer
$47
$1,208
$280
$735
$700
$550
$323
$500
BM Technologies
chime
STASH
nu bank
N26
Revolut
monzo
Aspiration

	BM Technologies	Chime	Stash	Nubank	N26	Revolut	Monzo	Aspiration
Valuation ($mm)	$108.9mm	$14,500mm	$1,400mm	$25,000mm	$3,500mm	$5,500mm	$1,548mm	$1,000mm
Accounts[3] (millions)	~2mm	12mm	5mm	34mm	5mm	10mm	4.8mm	2mm

	Enterprise Value / 2021E Rev.	Enterprise Value / 2021E EBITDA
Digital Financial Platform Comparables		
SoFi	11.2x	27.0x
Moneylion	16.1x	*NM*
Median	**13.7x**	**27.0x**
Bank Tech Comparables		
FIS	8.2x	18.2x
Intuit	11.2x	30.7x
Fiserv	6.1x	15.4x
ADP	5.4x	21.5x
Jack Henry	6.5x	20.1x
Temenos	11.7x	26.2x
Q2	10.8x	*NM*
ACI Worldwide	4.3x	15.1x
Bottomline Tech.	3.6x	17.7x
Median	**6.5x**	**19.2x**
Payment Technology and Software Solutions Comparables		
PayPal	11.1x	37.1x
Square	4.7x	*NM*
Repay	8.9x	20.6x
Global Payments	8.8x	18.7x
i3 Verticals	4.3x	16.2x
Shift4 Payments	3.7x	28.4x
Paya, Inc.	5.3x	19.6x
Median	**5.3x**	**20.1x**
B2B / Card Issuers & Processors Comparables		
FleetCor	9.9x	17.8x
WEX	6.2x	16.6x
Alliance Data Systems	4.6x	14.2x
Worldline	5.1x	19.7x
EML Payments	8.1x	27.2x
Median	**6.2x**	**17.8x**

Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 5/14/2021
Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates
1) Reflects median values for comparable companies in each respective industry
2) Forecast EBTIDA is based on managements $21.5M EBITDA guidance. Pro forma core revenue based on consensus estimates from S&P Capital IQ
3) FT Partners Research, "The Rise of Challenger Banks", Business Insider, TechCrunch and Bloomberg; References to number of customers is assumed to apply accounts; BMT account data as of 12/31/2020

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Q1 Higher Education Business Highlights

BM Technologies

#1	99%+ University Retention	• BMTX continues to build strong relationships and focus on university customer loyalty
#2	Expanded Access to 1M+ Additional Students	• In February, BMTX logged it's one millionth SSE (Signed School Enrollment), providing access to 1 million more student to potentially convert to new BMTX customers.
#3	New Student Payment Solutions	• BMTX introduced a new vendor payments product and signed a contract with a higher education services company that should significantly expand our reach to new colleges and universities.
#4	New Strategic Partnerships	• BMTX is developing co-branded BankMobile Google Plex account, which we expect will result in more students choosing a BankMobile account to receive their refund.

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12 | • Highly active users: 14% of new business accounts • Have a spend/account of $19,500 (vs. $14,700 1 year ago) • Have an average balance/acct of $1,200 (vs. $570 1 year ago) New Business Highlights (White Label & Workplace Banking) #1 Strong Performance Metrics • Actively working a pipeline of prospective new white label customers, enabling them to offer BMTX’s proprietary technology stack. • We continue to be in discussions with retailers, fintechs , and banks among others and hope to announce a partnership in the coming months. #2 Active White Label Pipeline • In late 2020, we announced partnerships with Prudential Financial, Inc., and BenefitHub to provide financial wellness services as part of the Workplace Banking offering. • Continuing to expand a pipeline of partnerships with HR Brokers, Digital Benefit Platforms, and Fintech companies focused on financial wellness and employee benefits. #3 Workplace Banking Pipeline

13 | Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth Expand Student Adoption and Create Long - Term Customer Relationships by Expanding Access to Credit Products Continue to Add New White - Label Partners Strategic M&A Expand Distribution Channels and Product Offerings x Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies x Continue RFP process and strategic discussions with vetted blue - chip, white - label partners to tap into their loyal customer bases x Distribute the platform through new channels to open up incremental TAM x Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher - ed software acquisition targets Further Expand Within Existing White - Label Partnerships x Continue to add new SSEs x Increase adoption rates through new partnerships x Expand bank partnerships to expand access to credit

14 | Crypto Investing Advice Lending Looking Forward: 5 Pillars Of the BMTX Banking Platform Next 6 - 18 Months Banking Next 6 - 18 Months Next 6 - 18 Months

15 | Key Investment Highlights Established Customer Base 2m+ Accounts Strong Existing Partnerships 725 University Partners T - Mobile, Google Record Financial Results Q1 Core EBITDA (1) UP 10X YoY Q1 Core Revenue (1) Up 54% YoY Account Growth Approximately 100K Accounts Opened in Q1 Deep Customer Engagement 42% Revenue Per Active Account YoY Increase Higher Balances & Spend Proprietary Digital Banking Platform Ready to roll out to White Label and Workplace Banking partners in pipeline Attractive Valuation Deep Discount to Public and Private Peer Set (1) Note: Core EBITDA and Revenue are Non - GAAP measures, see slide 18 for further detail

16 | Q&A Questions

17 | Note: Analysis assumes $27.7 million cash held in the trust account by MFAC related to existing MFAC public stockholders (reflects cur rent amount following the November 2020 shareholder redemption period), shares will remain outstanding and cash will be avail abl e for use in the SPAC merger transaction 1) C ore EBITDA set forth on “Reconciliation to Non - GAAP Financial Measures” on slide 18 2) Revenue based on consensus estimates from S&P Capital IQ Capitalization and Ownership Equity Capitalization Summary Share Count % of (millions) Total Shares Issued to CUBI Shareholders 4.9 40.0% Former MFAC Public Shareholders 2.7 21.7% PIPE Investors 1.9 15.7% BMTX Employees 1.3 11.1% MFAC Sponsors 1.2 9.9% MFAC Advisors 0.2 1.6% Total 12.2 100.0% Party Capitalization at Closing Share Price (as of 5/14/21) $9.16 Total Shares Outstanding 12.2 BMTX Equity Value $111.8 (+) Debt 5.4 (-) Cash 17.4 Enterprise Value $99.8 BMTX 2020 Core EBITDA ($mm) (1) $3.5 BMTX 2021E Core EBITDA ($mm) (1) $21.5 BMTX 2021E Core Revenue ($mm) (2) $90.2 EV / 2020 Core EBITDA 28.5x EV / 2021E Core EBITDA 4.6x EV / 2021 Core Revenue 1.1x

Reconciliation to Pro Forma Core Financials

BM Technologies

($ shown in 000s)	Full Year 2019	Q1' 20	Q2' 20	Q3' 20	Q4' 20	Quarterly Q1' 21
		Pro Forma Core Financial Reconciliation – Quarterly				
Revenues	$72,307	$15,758	$15,431	$18,338	$17,331	$24,383
(1) Deposit Servicing Fee Adjustment - Revenue	(10,970)	(123)	120	(96)	(80)	(283)
Pro Forma Core Revenues	**$61,337**	**$15,635**	**$15,551**	**$18,242**	**$17,251**	**$24,100**
Operating Expense	79,608	19,891	19,144	17,728	20,470	18,616
(2) Merger / Dept of ED Settlement Expenses	(2,100)	(50)	(25)	(377)	(287)	0
(3) Non-Cash WIP Write-down, Net of Cost Reimbursement	0				(1,248)	
Service Fee Adjustment - Expense	(4,653)	(123)	120	(96)	(80)	(283)
Pro Forma Core Operating Expenses	**$72,855**	**$19,718**	**$19,239**	**$17,255**	**$18,855**	**$18,333**
(4) **Pro Forma Core Income / (Loss) Before Taxes & Interest**	**($11,518)**	**($4,083)**	**($3,688)**	**$987**	**($1,604)**	**$5,767**
Interest Expense	535	394	399	353	249	54
Pro Forma Core Pre-Tax Income / (Loss)	**($12,053)**	**($4,477)**	**($4,087)**	**$634**	**($1,853)**	**$5,713**
Taxes	27	7	7	7	2	1,827
Pro Forma Core Net Income / (Loss)	**($12,080)**	**($4,484)**	**($4,094)**	**$627**	**($1,855)**	**$3,886**

($ shown in 000s)	Full Year 2019	Q1' 20	Q2' 20	Q3' 20	Q4' 20	Quarterly Q1' 20
		Pro Forma Core Financial Reconciliation – Quarterly				
Pro Forma Core Pre-Tax Income	($12,053)	($4,477)	($4,087)	$634	($1,853)	$5,713
Addback Interest	535	394	399	353	249	54
Addback of Depreciation & Amortization	9,288	3,180	3,045	2,785	2,927	2,960
Pro Forma Core EBITDA	**($2,230)**	**($903)**	**($643)**	**$3,772**	**$1,323**	**$8,727**

Pro Forma Core Adjustments

Revenues and expenses have been presented on a "pro forma core" basis to illustrate past periods as if the current deposit servicing agreement had been in place, and to remove non-recurring, one-time costs for merger expenses and Department of Education settlement

1. *Pro Forma adjustment to revenue to reflect BMT's current deposit servicing agreement in all periods, whereby BMT receives of 1.50% for deposit servicing plus 1.50% for NIM Sharing, plus fraud reimbursement, less certain interest expense.*
2. *Adjustment to remove non-core/nonrecurring merger and Department of Education settlement expenses related to legacy Higher One business now assumed by BM Technologies*
3. *Adjustment to remove non-cash WIP Write-down for discontinued product, net of partner cost reimbursements*
4. *Pro Forma Core Revenues minus Pro Forma Core Operating Expenses*

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19 | Source: BM Technologies management projections 1) Refer to Reconciliation to Pro Forma Core Financials on page 16 2) Reflects cost of debt Reconciliation to Non - GAAP Financial Measures ($ shown in millions) 2019 Pro Forma Core (1) 2020 2021Q1 Pro Forma Core Pre-Tax Income ($12.1) ($9.8) $5.7 Addback of Interest Expense (2) 0.5 1.4 0.05 Addback of Depreciation & Amortization 9.3 11.9 3.0 Pro Forma Core EBITDA ($2.2) $3.5 $8.7 Pro Forma Core EBITDA ($2.2) $3.5 $8.7 Pro Forma Core Revenue 61.3 66.7 24.1 Pro Forma Core EBITDA Margin (4%) 5% 36%